Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of September 21, 2016 (the “Effective Date”), by and among T2 Biosystems, Inc., a Delaware corporation (the “Company”), and Canon U.S.A., Inc., a New York corporation (the “Purchaser”).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

SECTION 1.

AUTHORIZATION OF SALE OF STOCK

The Company has authorized the sale and issuance of 6,055,341 shares (the “Shares”) of its Common Stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement.

SECTION 2.

AGREEMENT TO SELL AND PURCHASE THE STOCK

2.1         Sale of Stock.  At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, the Shares at a purchase price of $6.56 per Share for an aggregate purchase price of $39,723,036.96.

SECTION 3.

CLOSING AND DELIVERY

3.1         Closing.  The closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall be held on September 21, 2016 at the offices of Latham & Watkins LLP, John Hancock Tower, 27th Floor, Boston, Massachusetts 02116, or on such other date and place as may be agreed to by the Company and the Purchaser.  At or prior to the Closing, the Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).

3.2         Issuance of the Shares at the Closing.  At the Closing, the Company shall issue or deliver to the Purchaser evidence of a book entry position evidencing the Shares purchased by the Purchaser hereunder, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares to be purchased by the Purchaser at the Closing against payment of the purchase price for such Shares.  The name in which the shares are to be issued to the Purchaser are set forth in the Purchaser Questionnaire and the Selling Stockholder Notice and Questionnaire in the form attached hereto as Appendix I and II (the “Purchaser Questionnaire” and the “Selling Stockholder Questionnaire”, respectively), as completed by the Purchaser, which shall be provided to the Company no later than the Closing Date.

3.3         Delivery of the Registration Rights Agreement.  At the Closing, the Company and the Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Appendix III (the “Registration Rights Agreement”), with respect to the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

3.4         Delivery of the Voting and Standstill Agreement.  At the Closing, the Company and the Purchaser shall execute and deliver the Voting and Standstill Agreement in the form attached hereto as Appendix IV (the “Voting and Standstill Agreement”).

SECTION 4.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth on the Schedule of Exceptions delivered to the Purchaser concurrently with the execution of this Agreement (the “Schedule of Exceptions”) or, solely with respect to Sections 4.1, 4.6 (excluding the 7th sentence thereof), 4.10, 4.14, 4.15, 4.18, 4.19, 4.23, 4.25, 4.26, 4.29, 4.30 and 4.34, as otherwise described in the SEC Documents (as defined below), which disclosures qualify these representations and warranties in their entirety, the Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchaser as follows:

4.1         Subsidiaries.  The Company has no direct or indirect Subsidiaries (as defined below) other than those listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, charges, claims, encumbrances, security interests, rights of first refusal, preemptive rights or other restrictions of any kind (collectively, “Liens”), and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  “Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

4.2         Organization and Standing.  The Company and each of its Subsidiaries (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as presently conducted, and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to result in (i) a material adverse effect on the validity or enforceability of this Agreement, (ii)  a material adverse effect on the condition (financial or otherwise), earnings, business, results of operations, assets or properties of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect its obligations under this Agreement (any of (i), (ii) or (iii)) (a “Material Adverse Effect”).

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4.3         Corporate Power; Authorization.  The Company has all requisite corporate power and authority, and has taken all requisite corporate action, to execute and deliver this Agreement, the Registration Rights Agreement and the Voting and Standstill Agreement (collectively, the “Transaction Documents”), sell and issue the Shares and carry out and perform all of its obligations under the Transaction Documents.  Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

4.4         Issuance and Delivery of the Shares.  The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer imposed by applicable securities laws and the Voting and Standstill Agreement, and shall not be subject to preemptive or similar rights.  Assuming the accuracy of the representations made by the Purchaser in Section 5, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.

4.5         SEC Documents; Financial Statements.  The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since January 1, 2015 (collectively with all exhibits, schedules and annexes thereto, the “SEC Documents”).  As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.  None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of the Company included in the SEC Documents (the “Financial Statements”) present fairly the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries, taken as a whole, as of the dates and for the periods indicated, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). Ernst & Young LLP, who have certified certain financial statements of the Company delivered their report with respect to the audited consolidated financial statements and schedules included in the SEC Documents, are independent public accountants with respect to the Company within the meaning of the Exchange Act and the applicable published rules and regulations thereunder.  There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and any unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings that is not so disclosed.

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4.6         Capitalization.  The authorized capital stock of the Company consists of 200,000,000 shares of common stock and 10,000,000 shares of undesignated Preferred Stock.  As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 24,373,960 shares of Common Stock issued and outstanding, of which no shares are owned by the Company.  There are no other shares of any other class or series of capital stock of the Company issued or outstanding.  The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are (i) 4,462,423 shares of Common Stock reserved for issuance pursuant to the Company’s stock incentive plans, of which 4,281,800 shares are issuable upon the exercise of stock options outstanding on the date hereof and (ii) 180,623 shares of Common Stock reserved for issuance pursuant to the Company’s employee stock purchase plan.  There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding.  Except as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment.  The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights or rights of first refusal on behalf of any Person (as defined below) or result in the triggering of any anti-dilution or price adjustment rights.  There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act.  “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

4.7         Litigation.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or their respective properties is pending or, to the best knowledge of the Company, threatened that would have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.  Neither the Company nor any Subsidiary, nor to the Company’s knowledge any director or officer thereof, is or has been the subject of any action, suit or proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company’s knowledge, any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or, to the Company’s knowledge, any executive officers or directors of the Company in their capacities as such, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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4.8         Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company or any of its Subsidiaries is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of a Notification Form: Listing of Additional Shares with the NASDAQ Global Market (“NASDAQ”) for the listing of the Shares (which has been made and approved prior to the date hereof) and (c) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.9         No Default or Consents.  Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, except in the case of clauses (ii) and (iii) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

4.10      No Material Adverse Change.  Since June 30, 2016, (i) there have not been any changes in the authorized capital, assets, liabilities, financial condition, business, Material Contracts (as defined below) or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director arrangements disclosed in the SEC Documents.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or

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winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be insolvent.  Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.  For purposes of this Agreement, “Affiliate” shall have the same meaning ascribed to such term in the Voting and Standstill Agreement.

4.11      No General Solicitation.  Neither the Company nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

4.12      No Integrated Offering.  Neither of the Company or any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company (i) for purposes of the Securities Act or (ii) for purposes of the rules and regulations of NASDAQ such that it would require stockholder approval prior to the Closing.

4.13      Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 relating to loans.

4.14      Intellectual Property.  The Company and its Subsidiaries collectively own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s and its Subsidiaries’ business, taken as a whole, as now conducted or as proposed in the SEC Documents to be conducted (the “Company Intellectual Property”). To the knowledge of the Company, there are no rights of third parties to any Company Intellectual Property, other than as licensed by the Company. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) which have not been disclosed to the USPTO and which would preclude the grant of a patent in

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connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property.  The Company and its Subsidiaries collectively have taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Company Intellectual Property, except where the failure to do so would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

4.15      Compliance with NASDAQ Continued Listing Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is in compliance with applicable NASDAQ continued listing requirements. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on NASDAQ and the Company has not received any notice of, nor to the Company’s knowledge is there any reasonable basis for, the delisting of the Common Stock from NASDAQ.

4.16      Disclosure.  The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.  To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchaser upon its request are, when taken together with the SEC Documents and the Schedule of Exceptions, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.17      Contracts.  Each franchise, contract or other document of a character required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents under the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described or filed.  Neither the Company nor any of its Subsidiaries is in default under or in violation of (and to the Company’s knowledge no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived).

4.18      Properties and Assets.  The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or relate to indebtedness of the Company in existence as of the Effective Date. Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, any real property and facilities held under lease by the

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Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases.

4.19      Compliance.  Except as (A) set forth herein or (B) would not (1) have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) materially and adversely affect the validity or enforceability of, or the authority or the ability of the Company to perform its obligations under, the Transaction Documents: (i) the Company and each of its Subsidiaries are in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company and its Subsidiaries, including without limitation for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or any of its Subsidiaries or out-licensed by the Company or any of its Subsidiaries (a “Company Product”), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other governmental entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (ii) the Company and each of its Subsidiaries possess all licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of their respective properties or the conduct of their respective businesses, including without limitation as it relates to a Company Product and as described in the SEC Documents (collectively, “Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iii) neither the Company nor any of its Subsidiaries has received any written notice of adverse finding or warning letter from the U.S. Food and Drug Administration (the “FDA”) or any other governmental entity alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) neither the Company nor any of its Subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental entity or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any knowledge that any such governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) neither the Company nor any of its Subsidiaries has received written notice that any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such governmental entity has threatened or is considering such action with respect to a Company Product; and (vi) the Company and each of its Subsidiaries have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). To the Company’s knowledge, neither the Company nor any of its Subsidiaries, directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental entity.

4.20      Taxes.  The Company and each of its Subsidiaries has filed all material tax returns that are required to be filed or has requested valid extensions thereof. All such tax returns are correct and complete in all material respects for the periods to which such tax returns relate, and

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the Company and each of its Subsidiaries has paid all taxes required to be paid by them and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.  There are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

4.21      Transfer Taxes.  There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

4.22      Investment Company.  The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

4.23      Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.24      Price of Common Stock.  The Company has not, and to the Company’s knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

4.25      Governmental Permits, Etc.  The Company and each of its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

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4.26      Internal Control over Financial Reporting; Sarbanes-Oxley Matters.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company is not aware of any material weakness in its internal controls over financial reporting.  The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

4.27      Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company, has taken any action, directly or indirectly, that would result in a violation by the Company or such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.28      Labor.  No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.29      ERISA.  None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount

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of such contributions made in the most recently completed fiscal year of the Company; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company may have any liability.

4.30      Environmental Laws.  The Company and each of its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

4.31      Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.32      OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanction Persons”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company or any of its Subsidiaries, is a

11

person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Neither the Company nor any of its Subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or its Subsidiaries have any plans to increase their respective dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

4.33      Rights Agreements; Approval of Transaction Documents.  The Company does not have in effect any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.  The Company’s Board has approved the transactions contemplated by the Transaction Documents, including the issuance of the Shares to the Purchaser (including, without limitation, for purposes of Section 203 of the Delaware General Corporation Law).

4.34      Transactions With Affiliates and Employees.  Except as set forth in the SEC Documents, to the Company’s knowledge, none of the executive officers or directors of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

4.35      No “Bad Actor” Disqualification.  The Company has conducted a factual inquiry including the procurement of relevant questionnaires from each Covered Person (as defined below) or other means to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

4.36      Registration Eligibility.  To the Company’s knowledge, the Company is eligible to register the resale of the Shares by the Purchasers using Form S-3 promulgated under the Securities Act.

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4.37      Shell Company Status.  The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

SECTION 5.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

5.1         The Purchaser represents and warrants to and covenants with the Company that:

(a)           The Purchaser is a validly existing corporation and has all requisite corporate power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

(b)           The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. The Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. The Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information the Purchaser has deemed appropriate, and without reliance upon any placement agent, it has independently made its own analysis and decision to enter into the Transaction Documents.  Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Documents, the Company’s representations and warranties contained in the Transaction Documents and the Schedule of Exceptions.

(c)           The Shares to be received by the Purchaser hereunder will be acquired for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Purchaser’s right at all times, subject to the terms and conditions of the Transaction Documents, to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, the rules and regulations promulgated thereunder and the terms and conditions of the Voting and Standstill Agreement.

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(d)           The Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.  The Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Purchaser, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under the Purchaser’s charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which the Purchaser is bound and (v) are a fit, proper and suitable investment for the Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares.

(e)           The execution, delivery and performance by the Purchaser of the Transaction Documents have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

(f)            The Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker dealer.  Purchaser is not party to any agreement for distribution of any of the Shares.

(g)           The Purchaser shall have completed and delivered to the Company no later than the Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire for use in preparation of the Registration Statement (as such term is defined in the Registration Rights Agreement), and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date and the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(h)           The Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

(i)            The Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(j)            The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

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(k)           The Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(l)            The Purchaser’s offices in which its investment decision with respect to the Shares was made are located at the address immediately below such Purchaser’s name in Section 12 hereof.

(m)          The Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) in connection with the consummation of the transactions contemplated by this Agreement will not be required to and will not complete a filing with the U.S. government pursuant to the HSR Act.

(n)           As of immediately prior to the closing of the transactions contemplated hereby, neither the Purchaser nor any of its Affiliates beneficially owns any shares of Common Stock of the Company to the extent such beneficial ownership would, as a result of the transactions contemplated hereby, (i) require approval of the Company’s shareholders under NASDAQ Listing Rule 5635(b) of the transactions contemplated hereby or (ii) result in required disclosure under Section 13 of the Exchange Act by the Purchaser or any of its Affiliates of beneficial ownership of shares of Common Stock of the Company in excess of the Shares.

5.2         Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that the Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date.  The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.3         The Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.4         Legends.

(a)           The Purchaser understands that in addition to any legend required under the Voting and Standstill Agreement, until such time as the Shares have been sold pursuant to the Registration Statement or the Shares may be sold pursuant to Rule 144 under the Securities Act

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(“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT.”

In addition, book entry notations representing the Shares may contain:

(i)            Any legend required by the blue sky laws of any state to the extent such laws are applicable to the sale of such Shares hereunder.

(ii)           A legend regarding affiliate status of the Purchaser set forth in Schedule 1 hereto, in the form included therein.

(b)           Subject to the restrictions set forth in the Voting and Standstill Agreement, the Company agrees that at such time as such legend is no longer required under this Section, it will, following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares, as applicable and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of the Purchaser or the Purchaser’s executing broker as the Company may reasonably require in connection therewith, promptly deliver or cause to be delivered to the Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act.  Except with respect to the restrictions set forth in the Voting and Standstill Agreement, the Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”).  All costs and expenses related to the removal of the legends and the reissuance of any Shares shall be borne by the Company; provided, however, that the Purchaser shall be responsible for the costs of its counsel and advisors.

(c)           Subject to the restrictions set forth in the Voting and Standstill Agreement, the restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Shares for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and the Purchaser is not aware or has not been notified by the Company

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that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.  Subject to receipt of such representations, and covenants as are contemplated hereby and subject to the restrictions set forth in the Voting and Standstill Agreement, following the earlier of (i) the effective date of the Registration Statement or (ii) Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall promptly issue to the Company’s transfer agent, if required by the transfer agent, the instructions with respect to legend removal consistent with this Section and shall cause its counsel to deliver any legend removal opinion required by the transfer agent.  Any fees associated with the issuance of such opinion or the removal of such legend shall be borne by the Company; provided, however, that the Purchaser shall be responsible for the costs of its counsel and advisors.

5.5         Restricted Securities.  The Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 6.

CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING

The Company’s obligation to complete the sale and issuance of the Shares and deliver Shares to the Purchaser at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1         Receipt of Payment.  The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the Shares being purchased by the Purchaser at the Closing.

6.2         Representations and Warranties.  The representations and warranties made by the Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

6.3         Receipt of Executed Documents.  The Purchaser shall have executed and delivered to the Company the Registration Rights Agreement, the Voting and Standstill Agreement, the Purchaser Questionnaire and the Selling Stockholder Questionnaire.

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SECTION 7.

CONDITIONS TO PURCHASER’S OBLIGATIONS AT THE CLOSING

The Purchaser’s obligation to accept delivery of the Shares and to pay for the Shares shall be subject to the following conditions to the extent not waived by the Purchaser:

7.1         Representations and Warranties Correct.  The representations and warranties made by the Company in Section 4 hereof shall be true and correct as of, and as if made on, the date of this Agreement and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.2         Receipt of Executed Registration Rights Agreement.  The Company shall have executed and delivered to the Purchaser the Registration Rights Agreement.

7.3         Receipt of Executed Voting and Standstill Agreement.  The Company shall have executed and delivered to the Purchaser the Voting and Standstill Agreement.

7.4         Certificate.  The Purchaser shall have received a certificate signed by the Chief Executive Officer or the Chief Financial Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

7.5         Good Standing.  The Company is validly existing as a corporation in good standing under the laws of Delaware.

7.6         NASDAQ Approval.  The Company shall have filed with NASDAQ a Notification Form: Listing of Additional Shares for the listing of the Shares (which shall have been approved by NASDAQ).

7.7         Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.8         Stop Orders.  No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

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SECTION 8.

TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS

8.1                               The obligations of the Company, on the one hand, and the Purchaser, on the other hand, to effect the Closing shall terminate as follows:

(a)                                 upon the mutual written consent of the Company and Purchaser;

(b)                                 by the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(c)                                  by the Purchaser if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser.

8.2                               Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

SECTION 9.

NO BROKER’S FEES

The Company and the Purchaser hereby represent that there are no brokers or finders entitled to compensation in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.

SECTION 10.

ADDITIONAL AGREEMENTS OF THE PARTIES

10.1                        NASDAQ Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on NASDAQ and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

10.2                        Access to Information. From the date hereof until the Closing, the Company will make reasonably available to the Purchaser’s representatives, consultants and their respective counsels for inspection, such information and documents as the Purchaser reasonably requests, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

10.3                        Termination of Covenants.  The provisions of Section 10.1-10.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

10.4                        Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at the Closing under

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applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

10.5                        Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

10.6                        Short Sales and Confidentiality After the Date Hereof. The Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed in accordance with Section 10.7, the Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Purchaser understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

10.7                        Securities Laws Disclosure; Publicity.  By 9:00 a.m., New York City time, on the third (3rd) business day immediately following the date of this Agreement, each of the Company and the Purchaser shall issue a press release, in each case, reasonably acceptable to the other party, disclosing the transactions contemplated hereby.  On or before the fourth trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the agreements required to be filed in connection therewith).  Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any public filing with the Commission or any regulatory agency or NASDAQ, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission; (b) the filing of a Form D with the Commission under the Securities Act and (c) to the extent such disclosure is required by law or NASDAQ regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (c). As of the time of the filing of the 8-K, the Purchaser shall not be in possession of any material, non-public information received from the Company, any subsidiary of the Company or any of their respective officers, directors, employees or agents,

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pursuant to the transactions contemplated by this Agreement that is not disclosed in the 8-K, press release or other disclosure by the Company that complies with the requirements of Regulation FD.

SECTION 11.
INDEMNIFICATION

11.1                        Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Purchaser and its directors, officers, shareholders, members, partners, employees and agents, and each Person, if any, who controls any Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, employees or agents of such controlling Person (each, a “Purchaser Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on (i) any inaccuracy in the representations and warranties of the Company contained in this Agreement or (ii) any failure of the Company to perform its obligations hereunder, and will reimburse each Purchaser Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (1) the failure of such Purchaser Indemnified Party to comply with the covenants and agreements contained in Section 5, Section 6 and Section 10.6 above respecting sale of the Shares, or (2) the inaccuracy of any representations made by such Purchaser Indemnified Party herein.

11.2                        Indemnification by the Purchaser.  The Purchaser shall indemnify and hold harmless the Company and its directors, officers, shareholders, members, partners, employees and agents, and each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, employees or agents of such controlling Person (each, a “Company Indemnified Party”) against any losses, claims, damages, liabilities or expenses to which such Company Indemnified Party may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by the Purchaser to comply with the covenants and agreements contained in Section 5, Section 6 and Section 10.6 above or (ii) the inaccuracy of any representation made by the Purchaser herein, and will reimburse such Company Indemnified Party for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by such Company Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

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SECTION 12.

NOTICES

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

T2 Biosystems, Inc.

101 Hartwell Avenue

Lexington, Massachusetts 02421

Attention: General Counsel

Facsimile: (781) 357-3080

E-Mail:  mgibbs@t2biosystems.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

John Hancock Tower, 27th Floor

Boston, Massachusetts  02116

Attention:                                         Johan V. Brigham

Facsimile:  617.948.6008

E-mail:  Johan.Brigham@lw.com

Evan G. Smith

Facsimile:  (617) 948-6001

E-Mail:  evan.smith@lw.com

if to the Purchaser, to:

Canon, U.S.A., Inc.

One Canon Park

Melville, New York  11747

Attention: Vice President - Legal

Telephone No.: (631) 330-5660

Facsimile No.:  (631) 330-5129

E-Mail: shimelstein@cusa.canon.com

with copies (which shall not constitute notice) to:

Canon, U.S.A., Inc.

One Canon Park

Melville, New York  11747

Attention: Seymour Liebman, Executive Vice President,
Chief Administrative Officer & General Counsel

22

Telephone No.: (631) 330-5191

Facsimile No.:  (631) 330-5193

E-Mail: sliebman@cusa.canon.com

And

Greenberg Traurig, LLP

One International Place, Suite 2000

Boston, Massachusetts  02110

Attention:                                         Bradley A. Jacobson

Facsimile:  617.279.8402

E-mail:  jacobsonb@gtlaw.com

Elizabeth W. Fraser

Facsimile:  617.279.8427

E-Mail:  frasere@gtlaw.com

                 , or to such other person, at such other place or in such manner as one party shall designate to other party in writing.

SECTION 13.

MISCELLANEOUS

13.1                        Payment of Fees and Expenses.  Each of the Company and the Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.2                        Waivers and Amendments.  Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchaser.

13.3                        Replacement of Shares.  If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require

23

delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

13.4                        Governing Law; Submission to Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.5                        Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement, or any rights or obligations hereunder, may not be assigned by either party without the prior written consent of the other.

13.6                        Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.7                        Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.8                        Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

13.9                        Entire Agreement.  This Agreement and other documents delivered pursuant hereto, including the exhibits and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

24

13.10                 Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing.

[signature pages follow]

25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:

T2 BIOSYSTEMS, INC.

By:	/s/ John McDonough
Name:	John McDonough
Title:	President & CEO

PURCHASER:

CANON U.S.A., INC.

By:	/s/ Yoroku Adachi
Name:	Yoroku Adachi
Title:	Chairman & CEO

STOCK PURCHASE AGREEMENT

APPENDIX I

PURCHASER QUESTIONNAIRE

PURCHASER QUESTIONNAIRE

To: T2 Biosystems, Inc.

This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Securities”), of T2 Biosystems, Inc., a Delaware corporation (the “Corporation”).  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:

City:	State:	Zip Code:

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?     Yes  ☐               No  ☐

If an individual:

Residence Address:
(Number and Street)

City:	State:	Zip Code:

Telephone Number:

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?       Yes  ☐                 No  ☐

Social Security or Taxpayer Identification No.:

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐  (1)               A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐  (2)               A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐  (3)               An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐  (4)               An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐  (5)               A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐  (6)               A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  (7)               An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐  (8)               A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐  (9)               An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐  (10)        A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐  (11)        A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐  (12)        A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐  (13)        An executive officer or director of the Corporation;

☐  (14)        An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.              During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes   ☐          (If yes, please continue to Question 1.a)

No    ☐          (If no, please continue to Question 2)

a)                                     If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes  ☐          No  ☐

2.              Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes   ☐          (If yes, please continue to Question 2.a)

No    ☐          (If no, please continue to Question 3)

a)                                     If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes  ☐          No  ☐

3.              Are you subject to any final order(1) of any governmental commission, authority, agency or officer(2)(2) related to any securities, insurance or banking matter?

(1)  A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

(2)  You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

Yes   ☐          (If yes, please continue to Question 3.a)

No    ☐          (If no, please continue to Question 4)

a)                                     If your answer to Question 3 was “yes”:

i)                                   Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes  ☐             No  ☐

ii)                                      Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes  ☐             No  ☐

4.              Are you subject to any SEC disciplinary order?(3)(3)

Yes   ☐          (If yes, please continue to Question 4.a)

No    ☐          (If no, please continue to Question 5)

a)                                     If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.              Are you subject to any SEC cease and desist order entered within the past five years?

Yes   ☐          (If yes, please continue to Question 5.a)

No    ☐          (If no, please continue to Question 6)

a)                                     If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws(4) or (ii) Section 5 of the Securities Act?

Yes  ☐          No  ☐

6.              Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

(3)  You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).

(4)  Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

Yes   ☐          (If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)(5)

No    ☐          (If no, please continue to Question 7)

7.              Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes   ☐          (If yes, please continue to Question 7.a)

No    ☐          (If no, please continue to Question 8)

a)          If your answer to Question 7 was “yes”:

i)                                         During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes  ☐          No  ☐

ii)                                      Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes  ☐          No  ☐

8.              Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes  ☐          No  ☐

9.              Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes  ☐          No  ☐

10.       In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number).   Attach additional pages if necessary.

(5)  In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By:

Print Name:

Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:

Print Name:

Title:

Date

Entity Name:

By:

Print Name:

Title:

Date

APPENDIX II

SELLING STOCKHOLDER QUESTIONNAIRE

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

T2 BIOSYSTEMS, INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT:  IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Purchasers”) electing to purchase shares of Common Stock (“Common Stock”) of T2 Biosystems, Inc. (the “Company”) pursuant to the Stock Purchase Agreement by and among the Company and the Purchaser (the “Purchase Agreement”) to which this Questionnaire is an Appendix.  This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 (the “Registration Statement”) to be prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchaser (the “Registration Rights Agreement”) in connection with the Purchase Agreement.  The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser’s shares of Common Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process.  The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information.  Accordingly, Purchaser is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate.  Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire.  However, it is your responsibility to inform us of any changes that may occur to your situation.  If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact [                      ]

PART I - STOCK OWNERSHIP

Item 1.  Beneficial Ownership.

a.  Deemed Beneficial Ownership.  Please state the amount of securities of the Company you own on the date you complete this Questionnaire.  (If none, please so state in each case.)

Number of Shares of
Amount Beneficially Owned(1)	Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”(1):

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

b.                                      Pledged Securities.  If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c.                                       Disclaimer of Beneficial Ownership.  Do you wish to disclaim beneficial ownership(1) of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)(1) of the shares in question.

Name and Address of	Relationship of	Number of Shares
Actual Beneficial Owner	Such Person To You	Beneficially Owned

d.                                      Shared Voting or Investment Power over Securities.  Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)(1) of the Securities in question.

Name and Address of	Relationship of	Number of Shares
Beneficial Owner	Such Person To You	Beneficially Owned

Item 2.  Major Shareholders.  Please state below the names of persons or groups known by you to own beneficially(1) more than 5% of the Company’s Common Stock.

Answer:

Item 3.  Change of Control.  Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4.  Relationship with the Company.  Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Nature of
Name	Relationship

Item 5.  Broker-Dealer Status.  Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

☐ Yes.

☐ No.

If so, please answer the remaining questions under this Item 5.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the Registration Statement and related prospectus.

a.                                      If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note that if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

b.                                      Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes.

☐ No.

If so, please answer questions (i)-(iii) below under this Item 5(b).

i.                                          Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii.                                       If the Common Stock was received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii.                                    If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute                      the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

Item 6.  Nature of Beneficial Holding.  The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).

a.                                      Is the Purchaser a natural person?

☐ Yes.

☐ No.

b.                                      Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐ Yes.

☐ No.

c.                                       Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐ Yes.

☐ No.

If a subsidiary, please identify the publicly held parent entity:

d.                                      If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Item 7.  Transactions with the Company.  If you, any of your associates(2), or any member of your immediate family(3) had or will have any direct or indirect material interest in any transactions(4) or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2015, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none”, please so state.

Answer:

Item 8.  Third Party Payments.  Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

PART III — PLAN OF DISTRIBUTION

The selling stockholder and any of its pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The selling stockholder may use one or more of the following methods when disposing of the shares or interests therein:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  through brokers, dealers or underwriters that may act solely as agents;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

•                  one or more underwritten offerings on a firm commitment or best efforts basis;

•                  a combination of any such methods of disposition; and

•                  any other method permitted pursuant to applicable law.

The selling stockholder may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholder may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by its and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by the selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon being notified in writing by the selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholder may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholder may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholder may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholder that it is required to comply with Regulation M promulgated under the Securities Exchange Act during such time as it may be engaged in a distribution of the shares.  The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholder from the sale of the common stock offered by it will be the purchase price of the common stock less discounts or commissions, if any.  The selling stockholder reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares.  We have agreed to indemnify the selling stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, and (b) the date on which the shares of common stock covered by this prospectus may be sold by non-affiliates without any volume or manner of sale restrictions or current public information pursuant to Rule 144 of the Securities Act.

*         *         *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

☐	Agree	☐	Disagree
(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned understands, pursuant to Securities Act Sections Compliance and Disclosure Interpretations Section 239.10, a copy of which is attached hereto as Exhibit 1, that the undersigned may not make any short sale of the Common Stock prior to the effectiveness of the Registration Statement, and further covenants to the Company that the undersigned will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement.  If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time (other than due to the receipt of the Common Stock set forth opposite the undersigned’s name in the Schedule of Purchasers in the Purchase Agreement), or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information.  Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

Upon any sale of Common Stock pursuant to the Registration Statement, the undersigned hereby agrees to deliver to the Company and the Company’s transfer agent the Certificate of Subsequent Sale set forth in Exhibit I hereto.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: , 2016	Signature:

Print Name:

Title (if applicable):

Address:

FOOTNOTES

1.                    Beneficial Ownership.  You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security.  You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares.  Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you.  In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.                    Associate.  The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary.  The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.                    Immediate Family.  The members of your “immediate family” are deemed to include the following:  your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4.                    Transactions.  The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value.  Please note that indirect as well as direct material interests in transactions are to be disclosed.  Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

Exhibit 1

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

Exhibit I

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company, LLC

RE:                           Sale of Shares of Common Stock of T2 Biosystems, Inc. (the “Company”) pursuant to the Company’s Prospectus dated                              ,             (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Book Entry Position or Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) or evidence of a book entry position representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate or book entry position for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.  Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Annex I, upon instructions from the Company, you should return to the undersigned a newly issued certificate or book entry position for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend.  In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Annex I have been delivered to you and continue to be accurate.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc:                                T2 Biosystems, Inc.

101 Hartwell Avenue

Lexington, Massachusetts 02421

Attention: General Counsel

Annex I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of T2 Biosystems, Inc. (the “Company”) included in the table of Selling Stockholders in the Prospectus, the undersigned hereby certifies to the Company and American Stock Transfer & Trust Company, LLC, that:

1.                                      In connection with the sale by the undersigned stockholder of any of the shares of Common Stock pursuant to the Prospectus, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2.                                      Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3.                                      The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4.                                      The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5.                                      The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Stock Purchase Agreement entered into in September 2016 among the Company and the Purchaser.

Very truly yours,

Dated:	By:

Print Name:

Title:

APPENDIX III

REGISTRATION RIGHTS AGREEMENT

APPENDIX IV

VOTING AND STANDSTILL AGREEMENT

SCHEDULE OF EXCEPTIONS

September 21, 2016

This Schedule of Exceptions is being furnished by T2 Biosystems, Inc., a Delaware corporation, (the “Company”), to the Purchaser party to that certain Stock Purchase Agreement of even date herewith by and among the Company and such Purchaser (the “Agreement”) in connection with the execution and delivery of the Agreement, pursuant to Section 4 of the Agreement.  Unless the context otherwise requires, all capitalized terms used in this Schedule of Exceptions shall have the respective meanings ascribed to such terms in the Agreement.

This Schedule of Exceptions and the information, descriptions and disclosures included herein is intended to set forth exceptions to the representations and warranties of the Company contained in the Agreement.  The contents of all agreements and other documents referred to in a particular section of this Schedule of Exceptions are incorporated by reference into such particular section as though fully set forth in such section.

Section 4.6

Capitalization

Certain Company stockholders were granted registration rights pursuant to that Fourth Amended and Restated Investors’ Rights Agreement, dated as of March 22, 2013, as amended, filed as Exhibit 4.2 to that certain Amendment No. 2 to Form S-1 filed with the Commission on July 28, 2014.

Section 4.9

No Default or Consents

Section 3.2(c) of the Loan and Security Agreement, dated as of July 11, 2014, with Solar Capital Ltd. as collateral agent, and the lenders party thereto, filed as Exhibit 10.19 to that certain Amendment No. 1 to Form S-1 filed with the Commission on July 16, 2014, as amended (the “Solar Agreement”), contains a subjective acceleration clause whereby an event of default and immediate acceleration of all amounts owed thereunder occurs if the Company experiences a material adverse change in the business, operations or condition (financial or otherwise) or a material impairment of the prospect of repayment of any portion of the obligations thereunder.

The following documents contain a cross-default provision pursuant to which an event of default under the Solar Agreement may entitle the lender to declare an event of default and acceleration of all amounts owed to such lender thereunder:

•                  Section 7.11 of the Promissory Note, dated May 9, 2011, issued by the Company to Massachusetts Development Finance Agency, filed as Exhibit 10.18 to that certain Form S-1 filed with the Commission on July 2, 2014

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•                  Section 8.6 of the Loan and Security Agreement, dated as of August 30, 2007, with Silicon Valley Bank, filed as Exhibit 10.15 to that certain Form S-1 filed with the Commission on July 2, 2014

Section 4.15

Compliance with Continued NASDAQ Listing Requirements

On August 31, 2016, Harry Wilcox resigned as a member of the Board and the Audit Committee of the Board.  As a result the Audit Committee currently has two members.

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SCHEDULE 1

Form of Affiliate Legend

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE ISSUER AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 OR PURSUANT TO A REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.”